FOR  IMMEDIATE  RELEASE

CONTACT:
BOB  ORLANDO,  CFO
MATHSOFT,  INC.
(617)  577-1017,  x742

                   MATHSOFT REPORTS 25% REVENUE GROWTH IN 2Q99

CAMBRIDGE, Mass., July 19, 1999 - MathSoft, Inc. (Nasdaq: MATH) today reported that revenues for the second quarter of 1999 grew 25% to $6.5 million, up from $5.2 million in the second quarter of 1998. During the second quarter, MathSoft announced the formation of a new subsidiary, FreeScholarships.com, an Internet venture. Consolidated net income, including the operating losses of FreeScholarships.com, was $389,000, or $0.04 per diluted share, up 142% from the second quarter of 1998. Net income for the quarter from MathSoft's core Mathcad and S-PLUS businesses (excluding the results of FreeScholarships.com) was $589,000, or $0.06 per diluted share. This compares with net income of $161,000, or $0.02 per diluted share for the second quarter of 1998, an increase of 266%

Including FreeScholarships.com results, consolidated net income for the six months ended June 30, 1999 was $1,026,000 or $0.10 per diluted share. Net income from the core businesses for the six months ended June 30, 1999 was approximately $1,226,000, or $0.11 per diluted share. This compares with net income of $642,000, or $0.06 per diluted share for the corresponding six months ended June 30, 1998. Revenues for the six months ended June 30, 1999 grew 20% totaling $13.1 million as compared to revenues of $10.9 million for the six months ended June 30, 1998.

"We are very pleased with our results this quarter," said Charles Digate, president and CEO. "We achieved new quarterly revenue records for our StudyWorks and S-PLUS product lines, and we made a strategic investment in an exciting new Internet venture focused on helping families meet the increasing costs of education."

Founded in 1984, MathSoft is a leading provider of technical calculation and analytical software for business and academia. The company has more than one million users of its Mathcad, StudyWorks, S-PLUS, StatServer and Axum software worldwide. Users include professionals worldwide at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities.

Information contained in this document which refers to MathSoft's future financial performance represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such differences include, but are not limited to, the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; the risks associated with investments in new products and services and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

                                       ###

Axum, S-PLUS, StatServer, StudyWorks and Mathcad are registered trademarks and the MathSoft logo is a trademark of MathSoft, Inc.

                         MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS


                                                         JUNE 30,   DEC 31,
                                                           1999       1998
                                                         ---------  --------

CURRENT ASSETS:
      Cash, cash equivalents and short-term investments  $   6,446  $  5,707
      Accounts receivables, net                              4,446     4,009
      Other receivables                                      1,244     1,309
      Inventories                                              255       374
      Prepaid expenses                                         693       343
                                                         ---------  --------
            Total current assets                            13,084    11,742
                                                         ---------  --------

PROPERTY AND EQUIPMENT, NET                                  1,145     1,262
                                                         ---------  --------

OTHER ASSETS                                                   431       488
                                                         ---------  --------

           TOTAL ASSETS                                  $  14,660  $ 13,492
                                                         =========  ========



                     LIABILITIES AND STOCKHOLDERS' EQUITY


                                                         JUNE 30,   DEC 31,
                                                           1999       1998
                                                         ---------  --------

CURRENT LIABILITIES                                      $   6,725  $  7,302

OTHER LONG-TERM LIABILITIES                                    140       139

STOCKHOLDERS' EQUITY                                         7,795     6,051
                                                         ---------  --------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $  14,660  $ 13,492
                                                         =========  ========

                                     MATHSOFT, INC. AND SUBSIDIARIES
                             CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                               (UNAUDITED)


                                                             THREE MONTHS ENDED       SIX MONTHS ENDED
                                                            ---------------------  ----------------------
                                                             JUNE 30,   JUNE 30,    JUNE 30,    JUNE 30,
                                                               1999       1998        1999        1998
                                                            ----------  ---------  ----------  ----------

REVENUES:
      Software licenses                                     $   5,111   $   4,284  $  10,388   $   9,203
      Services and other                                        1,418         939      2,680       1,722
                                                            ----------  ---------  ----------  ----------
          Total Revenues                                        6,529       5,223     13,068      10,925
                                                            ----------  ---------  ----------  ----------

COST OF REVENUES:
      Software licenses                                           839         599      1,644       1,306
      Services and other                                          430         342        820         638
                                                            ----------  ---------  ----------  ----------
          Total cost of revenues                                1,269         941      2,464       1,944
                                                            ----------  ---------  ----------  ----------
          Gross Profit                                          5,260       4,282     10,604       8,981
                                                            ----------  ---------  ----------  ----------

OPERATING EXPENSES:
      Sales and marketing                                       2,938       2,408      5,753       4,830
      Research and development                                  1,177       1,135      2,365       2,354
      General and administrative                                  768         601      1,504       1,202
                                                            ----------  ---------  ----------  ----------
          Total operating expenses                              4,883       4,144      9,622       8,386
                                                            ----------  ---------  ----------  ----------

          Income from Operations                                  377         138        981         595

INTEREST INCOME , NET                                              34          23         76          47
                                                            ----------  ---------  ----------  ----------

          Income Before Provisions for Income Taxes               411         161      1,058         642

PROVISION FOR INCOME TAXES                                         22           -         32           -
                                                            ----------  ---------  ----------  ----------
         Net Income                                         $     389   $     161  $   1,026   $     642
                                                            ==========  =========  ==========  ==========


BASIC EARNINGS PER SHARE:                                   $    0.04   $    0.02  $    0.11   $    0.07
                                                            ==========  =========  ==========  ==========


DILUTED EARNINGS PER SHARE:                                 $    0.04   $    0.02  $    0.10   $    0.06
                                                            ==========  =========  ==========  ==========




WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                      9,766       9,248      9,727       9,188
                                                            ==========  =========  ==========  ==========


WEIGHTED AVERAGE COMMON SHARES ASSUMING DILUTION               10,495      10,488     10,682      10,453
                                                            ==========  =========  ==========  ==========

SEGMENT INFORMATION:
Net Revenue:
  Engineering and Education Software Products Division      $   3,639   $   3,076  $   7,343   $   6,730
  Data Analysis Products Division                               2,890       2,147      5,725       4,196
                                                            ----------  ---------  ----------  ----------
    Sub total                                                   6,529       5,223     13,068      10,926
  FreeScholarships.com                                              -           -          -           -
                                                            ----------  ---------  ----------  ----------
    Total                                                       6,529       5,223     13,068      10,926
                                                            ==========  =========  ==========  ==========

Net Income:
  Engineering and Education Software Products Division            230          98        399         659
  Data Analysis Products Division                                 359          63        828         (17)
                                                            ----------  ---------  ----------  ----------
    Sub total                                                     589         161      1,226         642
  FreeScholarships.com                                           (200)          -       (200)          -
                                                            ----------  ---------  ----------  ----------
    Total                                                   $     389   $     161  $   1,026   $     642
                                                            ==========  =========  ==========  ==========

Diluted Earning Per Share:
  Engineering and Education Software Products Division and
         Data Analysis Products Division                    $    0.06   $    0.02  $    0.11   $    0.06
                                                            ==========  =========  ==========  ==========
  FreeScholarships.com                                      $   (0.02)  $       -  $   (0.02)  $       -
                                                            ==========  =========  ==========  ==========
    Total                                                   $    0.04   $    0.02  $    0.10   $    0.06
                                                            ==========  =========  ==========  ==========

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